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                           FIRST EAGLE VARIABLE FUNDS

                       FIRST EAGLE OVERSEAS VARIABLE FUND

                          1345 AVENUE OF THE AMERICAS
                            NEW YORK, NEW YORK 10105
                                 (212) 698-3000

                       SUPPLEMENT DATED NOVEMBER 10, 2004
                       TO PROSPECTUS DATED APRIL 30, 2004

    The section of the Prospectus titled TEMPORARY STRATEGIES on pages two and three has been replaced and will now read in its entirety:

   The Fund has the flexibility to respond promptly to changes in market and economic conditions. Pursuant to a defensive strategy, the Fund may temporarily hold cash and/or invest up to 100% of its assets in high quality debt securities or money market instruments of U.S. or foreign issuers.
   In such event, most or all of the Fund's investments may be made in the U.S. and denominated in U.S. dollars. The Fund may engage in currency exchange transactions to, among other reasons, hedge against losses in the U.S. dollar value of their portfolio securities resulting from possible variations in exchange rates. A currency exchange may be conducted on a spot (i.e., cash) basis or through a forward currency exchange contract or other cash management position. Although such hedged positions may be used to protect the Fund from adverse currency movements, the use of hedges may reduce or eliminate potential profits from currency fluctuations that are otherwise in the Fund's favor.

                                   *  *  *  *

    The information contained in this Supplement modifies (and if inconsistent, replaces) information in the Prospectus dated April 30, 2004.